UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2009

Capital Growth Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-30831	65-0953505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 2060, Chicago, Illinois 60661

(Address of Principal Executive Offices, Including Zip Code)

(312) 673-2400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Attached, as Exhibit 99.1, is a copy of the script prepared by Capital Growth Systems, Inc. with respect to its earnings announcement presented on August 20, 2009 for the year ended December 31, 2008 and for the quarterly periods ended March 31, 2009 and June 30, 2009.

Item 9.01	Exhibits.

Exhibit 99.1	Earnings Announcement Provided by Capital Growth Systems, Inc. on August 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2009

CAPITAL GROWTH SYSTEMS, INC.

By:	/s/ Jim McDevitt
Jim McDevitt
Chief Financial Officer

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